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                                                                    EXHIBIT 23.1

Independent Auditors' Consent

         We consent to the incorporation by reference in Registration Statements No. 333-30655, 333-74747, 333-74715, 333-78521, 333-78567 and 333-83725 of THQ
Inc. on Forms S-8 and Registration Statements No. 333-32221, 333-60277, 333-70335, 333-85269, 333-92361 and 333-32526 on Forms S-3 of our report dated
February 24, 2000, appearing in this Annual Report on Form 10-K of THQ Inc. for the year ended December 31, 1999.

DELOITTE & TOUCHE LLP

Los Angeles, California
March 27, 2000